EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL

ACCOUNTING AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Idaho Copper Corporation (the “Company”) for the year ended January 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Scannell, Treasurer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 17, 2026	By:	/s/ Robert Scannell
Robert Scannell
Treasurer and Chief Financial Officer
(Principal Accounting and Financial Officer)